                                    [GRAPHIC]

                         Annual Report August 31, 2000

Oppenheimer
Main Street(R) California
Municipal Fund


[GRAPHIC]OppenheimerFunds(R)
         The Right Way to Invest

--------------------------------------------------------------------------------
 REPORT HIGHLIGHTS
--------------------------------------------------------------------------------


    CONTENTS

 1 President's Letter

 3 An Interview
   with Your Fund's
   Managers

 7 Fund Performance

11 Financial
   Statements

28 Independent
   Auditors' Report

29 Federal
   Income Tax
   Information

30 Officers and Directors

Despite lower municipal bond prices over the past fiscal year, the municipal bond market began to rally during the first quarter of 2000.

During the first seven months of 2000, California's tax-exempt bond market has benefited from greater demand and a reduced supply of new issues.

We believe that municipal bonds currently offer compelling value compared to 30-year U.S. Treasury bonds.

                                              Average Annual
                                              Total Returns*

                                              For the 1-Year Period
                                              Ended 8/31/00

                                              Class A
                                              Without        With
                                              Sales Chg.     Sales Chg.
                                              ------------------------------
                                              6.12%          1.08%

                                              Class B
                                              Without        With
                                              Sales Chg.     Sales Chg.
                                              ------------------------------
                                              5.08%          0.08%

*See Notes on page 9 for further details.

--------------------------------------------------------------------------------
 PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder,

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Main Street California
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Main Street California
Municipal Fund

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have

 1 OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 PRESIDENT'S   LETTER
--------------------------------------------------------------------------------

     begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

          What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

          At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

          In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

     Sincerely,

     /s/ James C. Swain              /s/ Bridget A. Macaskill

     James C. Swain                  Bridget A. Macaskill
     September 22, 2000

     These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

 2 OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 AN INTERVIEW  WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Portfolio Management
Team
Jerry Webman
Merrell Hora

How did Oppenheimer Main Street(R) California Municipal Fund perform during the one-year period that ended August 31, 2000?

A. During the reporting period, the Fund faced a difficult investment environment. Inflation fears and higher interest rates eroded most tax-exempt bond prices, especially during the last five months of 1999. The Fund's slightly aggressive positioning during this time--including a relatively long average duration and an emphasis on higher yielding securities--hampered performance.

     In the first quarter of 2000, and again in June and July, however, we began to see signs of a potential market recovery. Most significant is that individual investors' demand for California municipal bonds has surged. At the same time, the available supply of newly issued municipal bonds has fallen. Nevertheless, municipal bond price averages ended the one-year reporting period at lower levels than where they began.

Why have higher interest rates negatively affected municipal bond prices?

Fixed income investors generally dislike rising interest rates, which tend to erode the prices of their previously issued, lower yielding bonds. At the same time, however, investors with a long-term perspective may take advantage of a rising interest rate environment to benefit from higher levels of current income. Such was the case with many of the Fund's holdings over the past year: as interest rates rose, so did the Fund's yield. This enabled us to maintain the Fund's income stream in a declining market.

 3 OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

--------------------------------------------------------------
"We believe that municipal bonds, and municipal bond funds, represent compelling investment values relative to comparable taxable securities."
--------------------------------------------------------------

Why has the Federal Reserve Board been raising interest rates?

The Federal Reserve Board (the Fed), which sets U.S. monetary policy, has been raising key short-term interest rates over the past year because of inflation concerns. The U.S. economy has been growing so strongly that the Fed believes that it may threaten to reignite forces potentially leading to higher prices and wages. Most of us have seen ample evidence of this phenomenon recently in the form of higher gasoline and heating oil prices. With unemployment currently hovering near record low levels, we have also seen upward pressure on wages as growing companies compete for a limited number of skilled workers.

    In response to these developments, the Fed raised interest rates several times during the 12-month reporting period. Taking into account the single interest rate hike implemented before the reporting period began, the Fed has raised interest rates by 1.75 percentage points since mid-June, 1999. These actions are intended to slow economic growth by making borrowing more expensive for businesses and consumers.

Why have market conditions improved recently?

Although the municipal securities market generally trended downward during the last five months of 1999, the municipal bond market began to rally during the first quarter of 2000, and again in June and July. There are two primary reasons for this: investors' interest-rate expectations and a reduced supply of municipal bonds.

     After more than a year of rising interest rates, evidence has begun to emerge that the Fed's policies may be starting to reduce the growth rate of the U.S. economy. Key economic statistics measuring trends in consumer spending, new home construction, employment and other factors have begun to decline to more sustainable levels. Accordingly, some investors believe that most--though not necessarily all--interest rate increases may be behind us, and they are buying bonds to lock

 4   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

Average Annual
Total Returns

For the Periods Ended 9/30/00/1/

Class A
1-Year        5-Year  10-Year
--------------------------------
0.65%          4.67%  6.55%

Class B               Since
1-Year        5-Year  Inception
--------------------------------
-0.28%         4.32%  4.09%
--------------------------------
Standardized Yields/2/

For the 30 Days Ended 8/31/00
--------------------------------
Class A               4.66%
--------------------------------
Class B               3.93
--------------------------------

in prevailing high yields. This has been particularly true of individual investors who have shifted assets out of the stock market in the wake of heightened volatility in the equity markets.

     In addition, the supply of new California municipal bonds is down sharply from the levels of a year ago. This is primarily the result of the strong U.S. and local economies, which have helped create larger-than-expected tax revenues for many state and local governments. California municipalities have thus had less need to borrow in the public markets.

     Of course, there is no guarantee that these beneficial trends will persist or that market conditions will continue to improve.

How was the Fund managed in this environment?

We have continued to try to reposition the portfolio more defensively by reducing our holdings of out-of-favor bonds, such as those financing airport construction, and by improving the overall credit quality of the portfolio. However, our ability to accomplish this has been limited by market conditions. Because demand for California municipal bonds has come primarily from individual investors, and not from institutional investors, some of our institutional-oriented, lower rated bonds declined more in price relative to higher rated bonds that individuals are buying. We have generally retained these holdings as we wait for institutional investors to re-enter the market and create greater liquidity--and higher prices--for these issues.

     When making new purchases, we focused primarily on general obligation bonds from California issuers that are either insured or rated triple-A. These are the types of bonds that tend to appeal most to individual investors, potentially making them easier to sell when the time comes. With the supply of California bonds dwindling, we have also found opportunities in the bonds of U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands, which provide income that is exempt from

1. See page 9 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended August 31, 2000. Falling share prices will tend to artificially raise yields.

 5   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Credit Allocation/3/

      [PIE CHART]

 . AAA            53.1%
 . AA             12.1
 . A               9.0
 . BBB            16.1
 . BB              9.7

federal and state income taxes for California residents. Keep in mind that, while individual holdings may be insured, an investment in the Fund is not.

What is your outlook for the near future?

We remain generally optimistic. At current levels, we believe that municipal bonds--and municipal bond funds--represent compelling investment values relative to comparable taxable securities.

     Over the near term, the direction of the U.S. economy remains uncertain. If the current higher interest rates ultimately slow the economy without triggering recession, interest rates should begin to decline and bonds may benefit. In our opinion, maintaining a long-term perspective that spans economic cycles such as these is an important part of what makes OppenheimerFunds The Right Way to Invest.

     The Fund's Board has proposed to reorganize the Fund into Oppenheimer California Municipal Fund, subject to shareholder approval. Please refer to the Prospectus supplement dated 9/7/00 or the proxy statement, which has been furnished to shareholders of record as of 8/16/00, for more information.


Top Five Industries/4/
--------------------------------------------------------
Special Assessment                                19.7%
--------------------------------------------------------
Single Family Housing                             15.3
--------------------------------------------------------
Electric Utilities                                11.1
--------------------------------------------------------
Highways                                          10.4
--------------------------------------------------------
General Obligation                                 7.5

3. Portfolio data are as of August 31, 2000, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 19.6% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.
4. Industry weightings as of August 31, 2000, represent a percentage of market value and are subject to change.

 6   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the Fund's fiscal year that ended August 31, 2000, Oppenheimer Main Street California Municipal Fund's performance was negatively impacted by adverse economic and fixed income market conditions, including inflation fears and rising interest rates. Because of the relatively limited demand for institutional-oriented bonds, the portfolio managers generally held their institutional issues during the reporting period. For new purchases, the portfolio managers generally turned to insured or triple-A general obligation bonds from California issuers. The portfolio managers believe that municipal bonds are currently providing highly competitive after-tax yields, compared to historical norms. In our opinion, municipal bonds may represent attractive values if the U.S. economy slows enough to relieve inflationary pressures without entering recession. The Fund's portfolio holdings, allocations and investment style are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until August 31, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the Class on October 29, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data on the next page shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

 7   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 FUND PERFORMANCE
--------------------------------------------------------------------------------

     Class A Shares
     Comparison of Change in Value of $10,000 Hypothetical Investments in:
     --Oppenheimer Main Street California Municipal Fund (Class A) --Lehman Brothers Municipal Bond Index

                                 [LINE GRAPH]

              California Fund  Lehman Brothers Municipal Bond Index

6/30/90                 9,525                                10,000
9/30/90                 9,492                                10,006
12/31/90                9,887                                10,437
3/31/91                10,096                                10,673
6/30/91                10,281                                10,901
9/30/91                10,660                                11,325
12/31/91               11,008                                11,704
3/31/92                11,044                                11,740
6/30/92                11,433                                12,184
9/30/92                11,698                                12,509
12/31/92               11,927                                12,736
3/31/93                12,430                                13,209
6/30/93                12,847                                13,642
9/30/93                13,341                                14,103
12/31/93               13,493                                14,301
3/31/94                12,743                                13,516
6/30/94                12,770                                13,664
9/30/94                12,821                                13,758
12/31/94               12,462                                13,562
3/31/95                13,556                                14,520
6/30/95                13,910                                14,870
9/30/95                14,247                                15,297
12/31/95               14,918                                15,929
3/31/96                14,755                                15,737
6/30/96                14,845                                15,857
8/31/96 (1)            15,011                                15,997
11/30/96               15,746                                16,705
2/28/97                15,843                                16,819
5/31/97                16,027                                16,985
8/31/97                16,549                                17,476
11/30/97               17,030                                17,902
2/28/98                17,510                                18,356
5/31/98                17,663                                18,579
8/31/98                18,092                                18,988
11/30/98               18,400                                19,291
2/28/99                18,527                                19,485
5/31/99                18,458                                19,447
8/31/99                17,835                                19,083
11/30/99               17,586                                19,085
2/29/00                17,480                                19,079
5/31/00                17,664                                19,280
8/31/00                18,927                                20,375

      Average Annual Total Return of Class A Shares of the Fund at 8/31/00/2/
      1-Year 1.08%      5-Year 4.98%             10-Year 6.65%

     Class B Shares
     Comparison of Change in Value of $10,000 Hypothetical Investments in:
     --Oppenheimer Main Street California Municipal Fund (Class B) --Lehman Brothers Municipal Bond Index

                                 [LINE GRAPH]

             California Fund  Lehman Brothers Municipal Bond Index

10/29/93               10,000                                 10,000
12/31/93               10,061                                 10,140
3/31/94                 9,463                                  9,584
6/30/94                 9,458                                  9,689
9/30/94                 9,470                                  9,756
12/31/94                9,189                                  9,616
3/31/95                 9,970                                 10,296
6/30/95                10,204                                 10,544
9/30/95                10,417                                 10,847
12/31/95               10,882                                 11,295
3/31/96                10,734                                 11,159
6/30/96                10,782                                 11,244
8/31/96 (1)            10,874                                 11,343
11/30/96               11,378                                 11,845
2/28/97                11,428                                 11,926
5/31/97                11,522                                 12,044
8/31/97                11,879                                 12,392
11/30/97               12,192                                 12,694
2/28/98                12,505                                 13,016
5/31/98                12,572                                 13,174
8/31/98                12,856                                 13,464
11/30/98               13,032                                 13,679
2/28/99                13,089                                 13,816
5/31/99                13,018                                 13,789
8/31/99                12,545                                 13,531
11/30/99               12,349                                 13,533
2/29/00                12,275                                 13,529
5/31/00                12,404                                 13,671
8/31/00                13,290                                 14,448


      Average Annual Total Return of Class A Shares of the Fund at 8/31/00/2/
      1-Year 0.08%      5-Year 4.61%               4.25%



The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 6/30/90 for Class A and 10/31/93 for Class B.

1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See page 9 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

 8   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 5/18/90. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 10/29/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

 9   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

Financials








 10   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENT OF INVESTMENTS August 31, 2000
--------------------------------------------------------------------------------

                                                                                       Ratings:
                                                                                       Moody's/                         Market
                                                                                      S&P/Fitch          Principal       Value
                                                                                     (Unaudited)           Amount    See Note 1
===================================================================================================================================
Municipal Bonds and Notes--97.9%
-----------------------------------------------------------------------------------------------------------------------------------
California--88.8%
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 8.42%, 12/28/18/1/                                                      Aaa/AAA        $1,000,000    $1,183,750
-----------------------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                                                      A2/NR         1,425,000     1,500,739
-----------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American Baptist
Homes, Series A, 6.20%, 10/1/27                                                           NR/BBB           940,000       839,815
-----------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda Haas
Goldman Plaza, 5.125%, 5/15/23                                                            NR/AA-           700,000       666,575
-----------------------------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills, Series E,
5.45%, 2/1/25                                                                             NR/AAA           985,000       972,904
-----------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road RB,
Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32                                       Aaa/AAA/AAA         1,400,000     1,581,076
-----------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road RRB,
Zero Coupon, 5.98%, 1/15/21/2/                                                     Baa3/BBB-/BBB         5,000,000     1,500,900
-----------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road RRB,
Zero Coupon, 6%, 1/15/22/2/                                                        Baa3/BBB-/BBB         5,500,000     1,546,655
-----------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25                                        Aaa/AAA         1,970,000     2,009,262
-----------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25                                                   Aa2/AA-         4,755,000     4,866,029
-----------------------------------------------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB, American Center
for Wine, Food & Arts, 5.55%, 12/1/12                                                     NR/A/A         1,710,000     1,809,077
-----------------------------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co. Project,
Series B, 6.35%, 6/1/09                                                                   A1/AA-         2,000,000     2,110,160
-----------------------------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of Corrections,
Series E, FSA Insured, 5.50%, 6/1/15                                                 Aaa/AAA/AAA         2,000,000     2,134,580
-----------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B, 7.75%, 9/1/26                                               NR/AAA           820,000       873,087
-----------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series D, Cl. 5, 6.70%, 5/1/29                                        NR/AAA         1,890,000     2,160,780
-----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU COP, 7.25%, 11/1/29                                                               NR/NR         2,000,000     2,052,820
-----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU COP, Winward Schools, 7.25%, 11/1/29                                              NR/NR           500,000       508,435
-----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse Floater,
6.359%, 11/1/15/1/                                                                         A1/NR         1,200,000     1,219,500
-----------------------------------------------------------------------------------------------------------------------------------
Campbell, CA RA TXAL RB, Central Campbell
Redevelopment Project, Series B, 6.60%, 10/1/32                                        Baa3/BBB-         1,100,000     1,151,436
-----------------------------------------------------------------------------------------------------------------------------------
Contra Costa Cnty., CA CFD No. 91-1, SPTX RRB,
5.58%, 8/1/16                                                                              NR/NR         3,075,000     2,970,450
-----------------------------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B, 6.30%, 11/1/28                                     A2/NR           800,000       806,512
-----------------------------------------------------------------------------------------------------------------------------------
East Palo Alto, CA RA TXAL RB, 6.625%, 10/1/29                                             NR/NR           850,000       891,098
-----------------------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA Insured,
Escrowed to Maturity, Zero Coupon, 3.48%, 11/1/19/2/                                     Aaa/AAA         2,835,000     1,020,033
-----------------------------------------------------------------------------------------------------------------------------------
Folsom, CA CFD No. 10 SPTX Bonds, 6.875%, 9/1/19                                           NR/NR         2,000,000     2,119,600


 11   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                         Ratings:
                                                                                         Moody's/                        Market
                                                                                        S&P/Fitch        Principal       Value
                                                                                       (Unaudited)        Amount       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
California Continued
Fontana, CA RA TXAL GORB, Jurupa Hills Redevelopment
Project, Prerefunded, Series A, 7.10%, 10/1/23                                           NR/BBB+        $1,960,000    $2,114,448
-----------------------------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley Coalition
Projects, Series A, 5.50%, 7/1/30                                                    Aaa/AAA/AAA           355,000       356,843
-----------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB, Series A, MBIA Insured,
6.55%, 8/1/20                                                                        Aaa/AAA/AAA         1,225,000     1,435,859
-----------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GOUN, Series A, MBIA Insured,
6.40%, 8/1/16                                                                        Aaa/AAA/AAA         1,000,000     1,173,150
-----------------------------------------------------------------------------------------------------------------------------------
Glendale, CA EU RB, MBIA Insured, 5.90%, 2/1/25                                      Aaa/AAA/AAA         5,000,000     5,258,400
-----------------------------------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 2/1/20/2/                                          Aaa/AAA/AAA         2,480,000       860,734
-----------------------------------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 8/1/20/2/                                          Aaa/AAA/AAA         2,000,000       675,480
-----------------------------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU RRB, Horsethief
Canyon, 5.35%, 9/1/10                                                                      NR/NR         2,000,000     1,989,600
-----------------------------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A,
MBIA Insured, Zero Coupon, 4.95%, 11/1/12/2/                                         Aaa/AAA/AAA         2,095,000     1,165,951
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement Bond Act 1915 PFAU RB,
6.20%, 9/2/25                                                                              NR/NR         1,490,000     1,501,220
-----------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC Insured,
6%, 5/15/10                                                                              Aaa/AAA           500,000       552,820
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11/2/                                                A3/BBB+/A-         2,340,000     1,333,940
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB, Series A,
MBIA Insured, 5.25%, 7/1/15                                                          Aaa/AAA/AAA         2,000,000     2,046,900
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Participation Certificates RB,
Zero Coupon, 6.30%, 9/1/16/2/                                                        Aaa/AAA/AAA         1,495,000       647,873
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7.47%, 7/1/15/3/,/4/                                                                     Aa3/AA-           600,000       676,308
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7.47%, 7/1/16/3/,/4/                                                                     Aa3/AA-           600,000       676,308
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, FGIC Insured,
7.47%, 7/1/17/3/,/4/                                                                     Aa3/AA-           360,000       405,785
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, Series A, FGIC Insured,
6%, 7/1/15                                                                           Aaa/AAA/AAA         1,000,000     1,119,990
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Water & Power Department RRB,
5.50%, 10/15/12                                                                      Aa3/AAA/AAA         1,000,000     1,070,610
-----------------------------------------------------------------------------------------------------------------------------------
Norco, CA CDD No. 97-1 SPTX Bonds, 7.10%, 10/1/30                                          NR/NR           320,000       336,944
-----------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 99-1 SPTX Bonds,
Series A, 6.70%, 8/15/29                                                                   NR/NR           650,000       684,899
-----------------------------------------------------------------------------------------------------------------------------------
Palmdale, CA Civic Authority RRB, Merged
Redevelopment Project, Prerefunded, Series A,
6.60%, 9/1/34                                                                            Aaa/AAA           595,000       660,998
-----------------------------------------------------------------------------------------------------------------------------------
Palmdale, CA Civic Authority RRB, Merged
Redevelopment Project, Unrefunded Balance,
Series A, 6.60%, 9/1/34                                                                     NR/A           405,000       428,340

 12   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                                                                                           Ratings:
                                                                                           Moody's/                      Market
                                                                                          S&P/Fitch       Principal      Value
                                                                                         (Unaudited)       Amount      See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
California Continued
Pittsburg, CA RA TXAL RB, Los Medanos Community
Development Project, AMBAC Insured, 5.75%, 8/1/16                                          Aaa/AAA       $  720,000     $ 772,812
-----------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development Project,
Sub Lien, 6.20%, 8/1/19                                                                     NR/BBB        1,000,000     1,020,860
-----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                                                    Aaa/AAA        2,500,000     3,099,550
-----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA Insured,
6.15%, 8/1/15                                                                              Aaa/AAA          500,000       563,505
-----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD Refunding GOUN, Series A,
MBIA Insured, 6.45%, 8/1/22                                                                Aaa/AAA        1,000,000     1,157,250
-----------------------------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666A, 6.669%, 11/1/19/3/,4                                       NR/NR        1,200,000     1,335,528
-----------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.129%, 6/1/19/1/                                       Aaa/AAA/AAA        1,150,000     1,171,563
-----------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.475%, 7/8/22/1/                                           Aaa/AAA          500,000       596,875
-----------------------------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB, FGIC Insured,
5.80%, 8/1/16                                                                              Aaa/AAA          765,000       824,991
-----------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                                                                   NR/NR        1,500,000     1,530,000
-----------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB, Redevelopment
Projects, Series A, 5.625%, 10/1/33                                                      Baa2/BBB-        1,650,000     1,569,084
-----------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to Maturity,
Series A, 7.80%, 5/1/21                                                                    Aaa/AAA        1,000,000     1,275,230
-----------------------------------------------------------------------------------------------------------------------------------
Riverside, CA Water RRB, 5.375%, 10/1/12                                                  NR/AA/AA        1,000,000     1,060,450
-----------------------------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West Community
Facility No. 1 Project, 6.50%, 9/1/15                                                        NR/NR        1,500,000     1,573,935
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA Sanitation District FAU RRB,
Series A, 6%, 12/1/15                                                                    Aa3/AA/AA          230,000       255,015
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to Maturity,
8%, 7/1/16                                                                                 Aaa/AAA        2,810,000     3,639,006
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC Insured,
Inverse Floater, 8.564%, 8/15/18/1/                                                    Aaa/AAA/AAA        1,500,000     1,646,250
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A, 5.875%, 7/1/21                                        Aa3/NR/AA          430,000       455,787
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A, 5.875%, 7/1/23                                        Aa3/NR/AA          285,000       300,396
-----------------------------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority RB,
5.80%, 8/1/27                                                                             Baa3/BBB        1,665,000     1,617,464
-----------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue COP,
Prerefunded, Series 91-B, MBIA Insured, Inverse Floater,
8.07%, 4/8/21/1/                                                                           Aaa/AAA        1,000,000     1,237,500
-----------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit District Sales
Tax RRB, AMBAC Insured, 6.75%, 7/1/11                                                  Aaa/AAA/AAA        1,000,000     1,194,500
-----------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International Airport
Commission RB, Second Series Issue 13-B, MBIA Insured,
8%, 5/1/07                                                                                 Aaa/AAA        1,140,000     1,349,201


 13   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                       Ratings:
                                                                                       Moody's/                              Market
                                                                                      S&P/Fitch          Principal            Value
                                                                                     (Unaudited)            Amount       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
California Continued
San Francisco, CA City & Cnty. International Airport
Commission RB, Second Series Issue 14-A, MBIA Insured,
8%, 5/1/07                                                                             Aaa/AAA         $1,290,000         $1,526,728
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease RB, CAP,
George R. Moscone Project, Zero Coupon,
5.36%, 7/1/10 /2/                                                                     A1/A-/A+          4,500,000          2,832,075
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP Refunding Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.99%, 8/1/13 /2/                                    A2/A/AAA            750,000            396,555
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor Agency
Toll Road RB, Sr. Lien, Prerefunded, 6.75%, 1/1/32                                 Aaa/AAA/AAA          3,500,000          3,777,200
------------------------------------------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU SPTX RB, Foothill Area,
Series C, FGIC Insured, 8%, 8/15/08                                                Aaa/AAA/AAA          1,500,000          1,875,720
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                                           NR/AAA            145,000            148,600
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District RRB,
Inverse Floater, 6.253%, 10/30/20 /1/                                                   Aa2/AA          1,200,000          1,201,500
------------------------------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.184%, 7/1/12 /1/                                                     Aa3/A+          2,100,000          2,254,875
------------------------------------------------------------------------------------------------------------------------------------
Tejon Ranch, CA PFFAU CFD No. 1 SPTX Bonds,
Series A, 7.20%, 9/1/30                                                                  NR/NR            600,000            619,116
------------------------------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley Hospital,
Prerefunded, 6.50%, 8/15/19                                                              A2/NR          1,120,000          1,239,974
                                                                                                                         -----------
                                                                                                                         110,787,768

------------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--9.1%
PR CMWLTH GORB, MBIA Insured, Inverse Floater,
7.504%, 7/1/08 /1/                                                                     Aaa/AAA          1,500,000          1,603,125
------------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Inverse Floater, 5.261%, 7/1/28 /1/,/3/                               NR/NR          5,000,000          4,412,950
------------------------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1, Series B,
7.65%, 10/15/22                                                                        Aaa/AAA             40,000             40,842
------------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Cogen Facilities
AES Puerto Rico Project, 6.625%, 6/1/26                                            Baa2/NR/BBB          1,380,000          1,441,879
------------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational, Medical &
Environmental Control Facilities RB, Mennonite
General Hospital Project, Series A, 6.50%, 7/1/12                                  NR/BBB-/BBB            585,000            563,928
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19                                      NR/BBB-          1,515,000          1,562,889
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub. Lien, Series E, 6%, 10/1/22                                 NR/NR          1,800,000          1,732,842
                                                                                                                         -----------
                                                                                                                          11,358,455
                                                                                                                         -----------
Total Municipal Bonds and Notes (Cost $117,235,452)                                                                      122,146,223


 14   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                                                                                                  Market
                                                                            Principal              Value
                                                                               Amount         See Note 1
==========================================================================================================
Short-Term Tax-Exempt Obligations--1.1%
----------------------------------------------------------------------------------------------------------
CA M-S-R PPA RRB, San Juan Project, Sub. Lien, Series E,
MBIA Insured, 3.50%, 9/1/00 /4/ (Cost $1,400,000)                     $     1,400,000     $    1,400,000
----------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $118,635,452)                                  99.0%       123,546,223
----------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                   1.0          1,225,607
                                                                               ---------------------------
Net Assets                                                                      100.0%    $  124,771,830
                                                                               ===========================



Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:

   CAP       Capital Appreciation                    MUD        Municipal Utility District
   CDD       Community Development District          NR         Not Rated
   CDAU      Communities Development Authority       PCFAU      Pollution Control Finance Authority
   CFD       Community Facilities District           PFAU       Public Finance Authority
   CMWLTH    Commonwealth                            PFFAU      Public Facilities Finance Authority
   COP       Certificates of Participation           PPA        Public Power Agency
   ED        Economic Development                    PPAU       Public Power Authority
   EU        Electric Utilities                      PWBL       Public Works Board Lease
   FAU       Finance Authority                       RA         Redevelopment Agency
   GOB       General Obligation Bonds                RB         Revenue Bonds
   GORB      General Obligation Refunding Bonds      RRB        Revenue Refunding Bonds
   GOUN      General Obligation Unlimited Nts.       SCDAU      Statewide Communities Development
   HAU       Housing Authority                                  Authority
   HF        Health Facilities                       SDI        School District
   HFA       Housing Finance Agency                  SFM        Single Family Mtg.
   HTAU      Highway & Transportation Authority      SPTX       Special Tax
   MH        Multifamily Housing                     TXAL       Tax Allocation
   MTAU      Metropolitan Transportation Authority   USD        Unified School District


1. Represents the current interest rate for a variable rate bond known as an "inverse floater", which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $16,527,888 or 13.25% of the Fund's net assets as of August 31, 2000.
2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $7,506,879 or 6.02% of the Fund's net assets as of August 31, 2000.
4. Represents the current interest rate for a variable or increasing rate security.

 15   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

Footnotes to Statement of Investments Continued

As of August 31, 2000, securities subject to the alternative minimum tax amount to $25,878,680 or 20.74% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                               Market Value          Percent
---------------------------------------------------------------------
Special Assessment                 $     24,301,525             19.7%
Single Family Housing                    18,918,899             15.3
Electric Utilities                       13,769,842             11.1
Highways                                 12,818,781             10.4
General Obligation                        9,243,581              7.5
Sales Tax                                 7,626,469              6.2
Municipal Leases                          6,948,469              5.6
Marine/Aviation Facilities                5,121,120              4.1
Water Utilities                           4,570,060              3.7
Hospital/Healthcare                       4,524,141              3.7
Not-for-Profit Organizations              3,861,897              3.1
Education                                 3,201,899              2.6
Pollution Control                         2,110,160              1.7
Resource Recovery                         1,617,464              1.3
Adult Living Facilities                   1,506,390              1.2
Higher Education                          1,352,616              1.1
Sewer Utilities                           1,080,006              0.9
Multi-Family Housing                        972,904              0.8
                                   ----------------------------------
Total                              $    123,546,223            100.0%
                                   ==================================

See accompanying Notes to Financial Statements.



 16   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES    August 31, 2000
--------------------------------------------------------------------------------

==========================================================================================================
Assets
----------------------------------------------------------------------------------------------------------
Investments, at value (cost $118,635,452)--see accompanying statement                       $123,546,223
----------------------------------------------------------------------------------------------------------
Cash                                                                                             120,604
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                       1,529,840
Shares of capital stock sold                                                                     122,823
Other                                                                                                480
                                                                                             -----------
Total assets                                                                                 125,319,970

==========================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                        394,045
Shares of capital stock redeemed                                                                  79,328
Shareholder reports                                                                               30,874
Transfer and shareholder servicing agent fees                                                     19,580
Distribution and service plan fees                                                                11,335
Directors' compensation                                                                            1,993
Other                                                                                             10,985
                                                                                             -----------
Total liabilities                                                                                548,140

==========================================================================================================
Net Assets                                                                                  $124,771,830
                                                                                            ============


==========================================================================================================
Composition of Net Assets
----------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                            $101,789
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   125,954,123
----------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                           (236,789)
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                      (5,958,064)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     4,910,771
                                                                                             -----------
Net Assets                                                                                  $124,771,830
                                                                                            ============


==========================================================================================================
Net Asset Value Per Share
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redempton price per share (based on net assets of
$97,451,988 and 7,948,209 shares of capital stock outstanding)                                    $12.26
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                          $12.87
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,319,842
and 2,230,702 shares of capital stock outstanding)                                                $12.25

See accompanying Notes to Financial Statements.


 17   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000
--------------------------------------------------------------------------------

================================================================================
Investment Income
--------------------------------------------------------------------------------
Interest                                                            $ 7,715,621

================================================================================
Expenses
--------------------------------------------------------------------------------
Management fees                                                         696,662
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class B                                                                 274,823
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            68,699
--------------------------------------------------------------------------------
Shareholder reports                                                      43,534
--------------------------------------------------------------------------------
Custodian fees and expenses                                              13,613
--------------------------------------------------------------------------------
Directors' compensation                                                   3,312
--------------------------------------------------------------------------------
Other                                                                    29,412
                                                                         ------
Total expenses                                                        1,130,055
Less expenses paid indirectly                                           (13,357)
Less waiver of expenses                                                (114,242)
                                                                       --------
Net expenses                                                          1,002,456

================================================================================
Net Investment Income                                                 6,713,165

================================================================================
Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized loss on:
Investments                                                          (5,303,497)
Closing of futures contracts                                           (546,817)
                                                                       --------
Net realized loss                                                    (5,850,314)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  5,707,201
                                                                      ---------
Net realized and unrealized loss                                       (143,113)

================================================================================
Net Increase in Net Assets Resulting from Operations                $ 6,570,052
                                                                    ===========


See accompanying Notes to Financial Statements.

 18   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


Year Ended August 31,                                                                   2000            1999
==================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                                             $   6,713,165   $   6,760,089
------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (5,850,314)        (27,248)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                  5,707,201      (9,255,882)
                                                                                  -----------------------------
Net increase (decrease) in net assets resulting from operations                       6,570,052      (2,523,041)

==================================================================================================================
Dividends and/or Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                              (5,434,598)     (5,577,537)
Class B                                                                              (1,231,308)     (1,114,948)
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                 (61,948)             --
Class B                                                                                 (17,107)             --

==================================================================================================================
Capital Stock Transactions
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                             (11,972,085)      7,019,301
Class B                                                                              (2,386,747)      8,515,921

==================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                           (14,533,741)      6,319,696
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 139,305,571     132,985,875
                                                                                  -----------------------------
End of period (including overdistributed net investment
income of $236,789 and $284,048, respectively)                                    $ 124,771,830   $ 139,305,571
                                                                                  =============================


See accompanying Notes to Financial Statements.

 19   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                             Year        Year
                                                                                                            Ended       Ended
                                                                                                          Aug. 31,    June 30,
Class A                                           2000          1999            1998          1997        1996/1/         1996
===============================================================================================================================
Per Share Operating Data
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.21        $13.02         $12.64         $12.16        $12.15        $12.09
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .65           .65            .65            .73           .12           .73
Net realized and unrealized gain (loss)            .05          (.82)           .51            .49           .01           .07
                                                -------------------------------------------------------------------------------
Total income (loss) from
investment operations                              .70          (.17)          1.16           1.22           .13           .80
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income              (.64)         (.64)          (.67)          (.74)         (.12)         (.73)
Distributions from net realized gain              (.01)           --           (.11)            --            --            --
Distributions in excess of net realized gain        --            --             --             --            --          (.01)
                                                -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.65)         (.64)          (.78)          (.74)         (.12)         (.74)
                                                -------------------------------------------------------------------------------
Net asset value, end of period                  $12.26        $12.21         $13.02         $12.64        $12.16        $12.15
                                                ===============================================================================

===============================================================================================================================
Total Return, at Net Asset Value/2/               6.12%        (1.42)%         9.33%         10.24%         1.12%         6.73%
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $97,452      $109,575       $109,811        $89,991       $76,817       $76,913
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $98,956      $111,996        $99,678        $80,311       $77,584       $78,676
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                             5.53%         5.03%          5.04%          5.91%         6.00%         5.99%
Expenses                                          0.69%         0.67%          0.69%/4/       0.59%/4/      0.57%/4/      0.58%/4/
Expenses, net of indirect expenses
and waiver of expenses                            0.59%         0.51%          0.53%           N/A           N/A           N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             38%           25%            30%            46%            1%           33%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

 20   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                                                                                                             Year        Year
                                                                                                            Ended       Ended
                                                                                                          Aug. 31,    June 30,
Class B                                           2000          1999            1998          1997        1996/1/         1996
===============================================================================================================================
Per Share Operating Data
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $12.20        $13.01        $12.63        $12.14        $12.14       $12.08
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .53           .53           .54           .60           .10          .61
Net realized and unrealized gain (loss)              .06          (.83)          .49           .50            --          .07
                                                -------------------------------------------------------------------------------
Total income (loss) from
investment operations                                .59          (.30)         1.03          1.10           .10          .68
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                (.53)         (.51)         (.54)         (.61)         (.10)        (.61)
Distributions from net realized gain                (.01)           --          (.11)           --            --           --
Distributions in excess of net realized gain          --            --            --            --            --         (.01)
                                                -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.54)         (.51)         (.65)         (.61)         (.10)        (.62)
                                                -------------------------------------------------------------------------------
Net asset value, end of period                    $12.25        $12.20        $13.01        $12.63        $12.14       $12.14
                                                ===============================================================================

===============================================================================================================================
Total Return, at Net Asset Value/2/                 5.08%        (2.41)%        8.24%         9.24%         0.85%        5.66%
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $27,320       $29,730       $23,175       $11,919        $5,928       $5,442
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $27,546       $28,070       $18,087        $8,129        $5,767       $3,848
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                               4.52%         4.02%         4.19%         4.85%         4.92%        4.94%
Expenses                                            1.68%         1.67%         1.70%/4/      1.60%/4/      1.62%/4/     1.60%/4/
Expenses, net of indirect expenses
and waiver of expenses                              1.58%         1.52%         1.53%          N/A           N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               38%           25%           30%           46%            1%          33%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

 21   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital.

    The Fund offers Class A and Class B shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A and B have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

 22   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

          Expiring
          -------------------------
              2008       $1,001,388

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $302. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     There are certain risks arising from geographic concentration in any state. Certain revenue- or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.


  23    OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Capital Stock
The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                            Year Ended August 31, 2000     Year Ended August 31, 1999
                               Shares        Amount          Shares        Amount
--------------------------------------------------------------------------------------
Class A
Sold                         1,175,149    $13,941,190      1,681,985    $21,674,388
Dividends and/or
distributions reinvested       288,800      3,425,052        281,702      3,627,456
Redeemed                    (2,487,729)   (29,338,327)    (1,423,149)   (18,282,543)
                            ----------------------------------------------------------
Net increase (decrease)     (1,023,780)  $(11,972,085)       540,538     $7,019,301
                            ==========================================================

--------------------------------------------------------------------------------------
Class B
Sold                           538,104     $6,378,341        964,557    $12,473,622
Dividends and/or
distributions reinvested        74,919        886,994         59,086        758,691
Redeemed                      (819,968)    (9,652,082)      (367,694)    (4,716,392)
                            ----------------------------------------------------------
Net increase (decrease)       (206,945)   $(2,386,747)       655,949     $8,515,921
                            ==========================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $46,834,647 and $63,267,452, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $118,746,517 was:

Gross unrealized appreciation                    $    5,944,069
Gross unrealized depreciation                        (1,144,363)
                                                 --------------
Net unrealized appreciation                      $    4,799,706
                                                 ==============

 24   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets if the Fund's net assets are $100 million or more (it is reduced if assets are less). The Manager has voluntarily undertaken to limit its fees to 0.40% of average annual net assets if the Fund's assets are $100 million or more. The Manager can terminate or amend that undertaking at any time. Effective April 1, 2000, the Manager withdrew the voluntary undertaking to limit management fees. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 0.55%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                     Aggregate             Class A          Commissions         Commissions
                                     Front-End           Front-End           on Class A          on Class B
                                 Sales Charges       Sales Charges               Shares              Shares
                                    on Class A         Retained by          Advanced by         Advanced by
 Year Ended                             Shares         Distributor       Distributor/1/      Distributor/1/
------------------------------------------------------------------------------------------------------------
 August 31,2000                       $214,509             $31,285             $24,687             $222,695


1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.

                                                           Class A                      Class B
                                               Contingent Deferred          Contingent Deferred
                                                     Sales Charges                Sales Charges
 Year Ended                                Retained by Distributor      Retained by Distributor
------------------------------------------------------------------------------------------------
 August 31,2000                                             $3,163                     $116,479

The Fund has adopted a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

 25   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

4. Fees and Other Transactions with Affiliates Continued
Class B Distribution and Service Plan Fee. Under the plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

    The Distributor retains the asset-based sales charge on Class B shares. The asset-based sales charges on Class B shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If the plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                              Distributor's        Distributor's
                                                                  Aggregate        Unreimbursed
                                                               Unreimbursed       Expenses as %
                   Total Payments     Amount Retained              Expenses       of Net Assets
                       Under Plan      by Distributor            Under Plan            of Class
------------------------------------------------------------------------------------------------
Class B Plan             $274,823            $223,333            $1,046,710               3.83%

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

 26   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended August 31, 2000.

================================================================================
7. Other Matters
On February 29, 2000, the Board of Trustees approved the reorganization of Oppenheimer Main Street California Municipal Fund with and into Oppenheimer California Municipal Fund. Shareholders of Oppenheimer Main Street California Municipal Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer California Municipal Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar year 2000.

 27   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
Oppenheimer Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street California Municipal Fund, including the statement of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two months ended August 31, 1996, and the year ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two months ended August 31, 1996, and the year ended June 30, 1996, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
September 22, 2000

 28   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION     Unaudited
--------------------------------------------------------------------------------

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Dividends and distributions of $0.0607 and $0.0502 per share were paid to Class A and Class B shareholders, respectively, on December 10, 1999, of which $0.0070 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

       None of the dividends paid by the Fund during the year ended August 31, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends may be taxable.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

 29   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 OPPENHEIMER MAIN STREET(R) CALIFORNIA MUNICIPAL FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer  Main Street Funds, Inc.
================================================================================
Officers and Directors   James C. Swain, Director and Chairman of the Board
                         Bridget A. Macaskill, Director and President
                         Robert G. Avis, Director
                         George C. Bowen, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Merrell Hora, Vice President
                         Jerry Webman, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         For more complete information about Oppenheimer Main Street California Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet web site, at www.oppenheimerfunds.com.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                         (C)Copyright 2000 OppenheimerFunds, Inc. All rights
                            reserved.

 30      OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


=============================================================================================================
 Global Equity
-------------------------------------------------------------------------------------------------------------
                           Developing Markets Fund            Global Fund
                           International Small Company Fund   Quest Global Value Fund
                           Europe Fund                        Global Growth & Income Fund
                           International Growth Fund

=============================================================================================================
 Equity
-------------------------------------------------------------------------------------------------------------
                           Stock                              Stock & Bond
                           Emerging Technologies Fund         Main Street(R) Growth & Income Fund
                           Enterprise Fund                    Quest Opportunity Value Fund
                           Discovery Fund                     Total Return Fund
                           Main Street(R) Small Cap Fund      Quest Balanced Value Fund
                           Quest Small Cap Fund/1/            Capital Income Fund
                           MidCap Fund                        Multiple Strategies Fund
                           Main Street(R) Opportunity Fund    Disciplined Allocation Fund/2/
                           Growth Fund                        Convertible Securities Fund
                           Capital Appreciation Fund
                           Large Cap Growth Fund              Specialty
                           Disciplined Value Fund/2/          Real Asset Fund(R)
                           Quest Capital Value Fund           Gold & Special Minerals Fund
                           Quest Value Fund
                           Trinity Growth Fund
                           Trinity Core Fund
                           Trinity Value Fund

=============================================================================================================
 Fixed Income
-------------------------------------------------------------------------------------------------------------
                           Taxable                            Municipal
                           International Bond Fund            California Municipal Fund/3/
                           World Bond Fund/2/                 Main Street(R) California Municipal Fund/2/,/3/
                           High Yield Fund                    Florida Municipal Fund/3/
                           Champion Income Fund               New Jersey Municipal Fund/3/
                           Strategic Income Fund              New York Municipal Fund/3/
                           Bond Fund                          Pennsylvania Municipal Fund/3/
                           Senior Floating Rate Fund          Municipal Bond Fund
                           U.S. Government Trust              Insured Municipal Fund/2/
                           Limited-Term Government Fund       Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=============================================================================================================
 Money Market/4/
-------------------------------------------------------------------------------------------------------------
                           Money Market Fund                  Cash Reserves

 1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
 2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
 3. Available to investors only in certain states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


 31  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 INFORMATION AND SERVICES
--------------------------------------------------------------------------------


                  As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.



                  Internet
                  24-hr access to account information and transactions/1/ www.oppenheimerfunds.com
                  --------------------------------------------------------------
                  General Information
                  Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                  1.800.525.7048
                  --------------------------------------------------------------
                  Telephone Transactions
                  Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                  1.800.852.8457
                  --------------------------------------------------------------
                  PhoneLink
                  24-hr automated information and automated transactions 1.800.533.3310
                  --------------------------------------------------------------
                  Telecommunications Device for the Deaf (TDD)
                  Mon-Fri 9am-6:30pm ET
                  1.800.843.4461
                  --------------------------------------------------------------
                  OppenheimerFunds Market Hotline
                  24 hours a day, timely and insightful messages on the
                  economy and issues that may affect your investments 1.800.835.3104
                  --------------------------------------------------------------
                  Transfer and Shareholder Servicing Agent
                  OppenheimerFunds Services
                  P.O. Box 5270, Denver, CO 80217-5270
                  --------------------------------------------------------------
                  Ticker Symbols Class A: MCATX Class B: OMCBX

                  1. At times this website may be inaccessible or its
                     transaction feature may be unavailable.


                                                   [GRAPHIC] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0725.001.0800 October 30, 2000